United States
Securities and Exchange Commission
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 21, 2025
RCI HOSPITALITY HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Texas	001-13992	76-0458229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10737 Cutten Road
Houston, Texas 77066
(Address of Principal Executive Offices, Including Zip Code)
(281) 397-6730
(Issuer’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	RICK	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On November 21, 2025, RCI Hospitality Holdings, Inc. (“we,” “us” and “our”) entered into a Stock Repurchase Agreement (the “Purchase Agreement”) with ADW Capital Partners, L.P., a Delaware limited partnership (the “Seller”), ADW Capital Management, LLC, a Delaware limited liability company (“ADWLLC”), and Adam D. Wyden, an individual (“Wyden”). ADWLLC is the general partner and the investment manager of Seller, and Wyden is the sole manager of ADWLLC. The Purchase Agreement includes a Stock Transfer Agreement by and between the same parties, which is an exhibit thereto. Under the Purchase Agreement, we purchased 821,000 shares of common stock from the Seller, for a total purchase price of $30,000,000, paid $8,000,000 in cash by wire transfer to Seller, and $22,000,000.00 pursuant to a two-year unsecured promissory note (the “Promissory Note”).
The Promissory Note bears interest at the rate of 12% per annum and is payable in 23 equal monthly payments of principal and interest of $1,000,000, with a final lump sum payment of principal and accrued interest due and payable on November 21, 2027. The Promissory Note provides further that in the event we or any of our subsidiaries sells either (i) a real property asset or (ii) an operating subsidiary (including the sale of the securities of such subsidiary or the underlying assets of such subsidiary), we must pay to the holder as a prepayment of principal, 50% of any net cash received at the closing of such sale. Additionally, in the event there is a merger or change of control or similar transaction, we must pay to the holder the full amount of the outstanding principal balance and any interest due and outstanding under the Promissory Note.
In connection with the transaction described above, Centennial Bank consented to the additional indebtedness under the Promissory Note and agreed to a temporary adjustment of the debt service coverage requirement under RCI Holding, Inc.’s existing loan agreements. Specifically, the debt service coverage ratio requirement was reduced from 1.40X to 1.25X through and until June 30, 2026. Thereafter, the debt service coverage ratio requirement will revert to 1.40X.
A copy of the Promissory Note and Purchase Agreement are filed hereto as Exhibit 4.1 and 10.1, respectively, and are each incorporated herein by reference.
ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
Reference is made to the disclosure regarding the Promissory Note, as set forth above under Item 1.01 of this current report, which disclosure is incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description

4.1	12% Unsecured Promissory Note
10.1	Stock Repurchase Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCI HOSPITALITY HOLDINGS, INC.

Date: November 24, 2025	By:	/s/ Eric Langan
Eric Langan
President and Chief Executive Officer
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